UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-07456

Name of Fund:  Senior High Income Portfolio, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Senior High Income Portfolio, Inc., 800
     Scudders Mill Road, Plainsboro, NJ, 08536.  Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/05

Date of reporting period: 03/01/04 - 02/28/05

Item 1 - Report to Stockholders


Senior High
Income
Portfolio, Inc.


Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt investments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


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Senior High Income Portfolio, Inc.


The Benefits and Risks of Leveraging


Senior High Income Portfolio, Inc. (the "Fund") utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month      12-month
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%      + 6.98%
International equities (MSCI Europe Australasia Far East Index)         +21.18       +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26       + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40       + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53       +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



A Discussion With Your Portfolio Manager


The Portfolio's total return significantly exceeded that of its blended benchmark for the fiscal year, primarily because of our overweight position in high yield bonds and our active use of leverage.


How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended February 28, 2005, the Common Stock of Senior High Income Portfolio, Inc. had net annualized yields of 8.77% and 8.87%, based on a year-end per share net asset value of $6.28 and a per share market price of $6.21, respectively, and $0.551 per share income dividends. Over the same period, the total investment return on the Portfolio's Common Stock was +12.88%, based on a change in per share net asset value from $6.10 to $6.28, and assuming reinvestment of all distributions. The Portfolio's total return for the year significantly exceeded the +8.25% return of its benchmark, which is an equal blend of the Credit Suisse First Boston
(CSFB) High Yield Index and the CSFB Leveraged Loan Index.

For the six-month period ended February 28, 2005, the total investment return on the Portfolio's Common Stock was +7.67%, based on a change in per share net asset value from $6.10 to $6.28, and assuming reinvestment of all distributions. The blended benchmark provided a return of +5.25% for the same six-month period.

For a description of the Portfolio's total investment return based on a change in the per share market value of the Portfolio's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Portfolio's shares may trade in the secondary market at a premium or discount to the Portfolio's net asset value. As a result, total investment returns based on changes in the market value of the Portfolio's Common Stock can vary significantly from total investment returns based on changes in the Portfolio's net asset value.

The high yield market closed out 2004 with an 11% return, far lower than the 29% return recorded in 2003, but still quite respectable. High yield bond issuance in 2004 totaled $131 billion, slightly down from $133 billion in 2003. As in 2003, when 79% of proceeds were used to refinance existing debt, some 69% of the proceeds went for refinancing in 2004 as corporate treasurers continued to exploit cheaper financing opportunities. While the yield on the 10-year Treasury note (which is the typical reference rate for high yield bonds) has not changed appreciably over the past two years, the required spread off of Treasury securities for high yield bonds has narrowed significantly. This spread compression has been the principal driver of the high yield bond rally, and has presented these refinancing opportunities. The high yield market momentum has slowed somewhat thus far in 2005, with a year-to-date return of +1.31% as of February 28, 2005.

The market's appetite for risk was greater in 2004 than in 2003, as measured by the major rating agencies. Issues rated B and lower accounted for 62% of 2004's high yield bond volume compared to 63% for 2003, 54% for 2002 and 45% for 2001. Moreover, CCC and split-CCC issuance was 7.2% in 2004 versus 3.0% in 2003 and 0.4% in 2002. Despite this, credit measures remained relatively intact. Debt/EBITDA (earnings before interest, taxes, depreciation and amortization) in 2003 was 4.9 times versus 5.0 times in 2004. Interest coverage in 2003 was 2.5 times versus 2.7 times in 2004. The anomaly of better interest coverage despite higher leverage is explained by compression-driven lower spreads for high yield bonds. Default rates continued to decline in 2004 to 1.27% versus 4.13% in 2003 and 15.41% in 2002. While 2002 saw the highest default rate ever, 2004 saw the lowest since 1997, according to CSFB.

Conditions in the leveraged bank loan market were much the same as those impacting high yield bonds. That is, strong demand has been leading to compressed spreads, which has encouraged companies to refinance their bank debt. This dynamic was even more pronounced in the bank loan market because, unlike high yield bonds, bank loans generally lack call protection.


What factors contributed most to Portfolio performance?

The outperformance of the benchmark is attributed primarily to an overweight bond position and our use of the Portfolio's leverage line. We use commercial paper-based borrowings up to a maximum of 33% of the Portfolio's market value. The average amount of Portfolio leverage during the six-month period was around 27%. (For a complete discussion of the benefits and risks of leveraging, refer to page 2 of this report to shareholders.)



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Specific credits that made significant contributions to Portfolio performance included GEO Specialty Chemicals, Inc., Mission Energy Holding Co. and Highland Legacy Ltd. GEO is a specialty chemical company that supplies functional chemicals to a variety of markets, including the industrial water treatment, paints and coatings, construction and electronics industries. Our $3.6 million bond position rallied from 30 to 64 prior to the company's Chapter 11 filing in March 2004. We subsequently participated in financing the company's emergence from Chapter 11 whereby we have a $4.7 million floating rate note position that appreciated from 99 to 106.75. The strength of the market segments in which the company participates has contributed to a favorable financial outlook for GEO.

At period-end, the Portfolio held $3.9 million in Mission Energy bonds with a coupon of the 13.5%. The bonds are set to mature on July 15, 2008. We sold $2.9 million as the bonds appreciated in price from 103 to 122 during the period. The company sold a portfolio of international assets and received much higher-than-expected bids. This has led to speculation that Mission Energy will tender for this issue somewhere in the 120s range. The indenture allows the company to call the bonds at a T+50 make-whole, a premium using a discount rate based on a 50 basis point spread above the comparable Treasury rate. This would price the bonds in the mid 130s.

Our $4 million investment in the collateralized debt obligation
(CDO) of Highland Legacy rallied from 55 to 81. This price action reflects the favorable impact of the high yield rally on the CDO portfolio's valuation.

Investments that detracted from performance over the past year included Advanced Accessory Systems LLC, Atkins Nutritionals, Inc. and Star Gas Partners LP (SGU). The Portfolio's $7.5 million bond investment in Advanced Accessory Systems, a tier-1 automotive supplier, declined in price from 106 to 92 during the year. The company's prospects continue to be impaired by higher steel costs and pricing concession demands from the original equipment manufacturers.

In terms of Atkins Nutritionals, we sold first and second lien term loans totaling $3 million during the year. The loans had weakened 28 points following disappointing financial results. Retailers are struggling to work through a glut of low-carb inventory, which severely impacted Atkins' sales.

Our $4.25 million investment in SGU bonds fell 18 points during the period. SGU is a heating oil distributor that made strategic missteps with a centralized call/service initiative leading to customer defections. The adverse impact on operations was further compounded by the relatively mild winter weather experienced in the Northeast.


What changes were made to the Portfolio during the period?

During the year, we completed a repositioning of the portfolio, moving from 75% fixed rate and 25% floating rate investments to a 52% fixed rate and 48% floating rate composition. In doing so, we have essentially lessened the negative impact that rising interest rates would have on the portfolio's net asset value.

Since June 2004, the Federal Reserve Board (Fed) has raised interest rates 25 basis points (.25%) at each of its meetings, bringing the federal funds rate from 1% to 2.75%. The consensus view is that the Fed will continue its measured monetary tightening program until the target rate reaches a point of "neutrality," which most have placed in the area of 3% to 4%. Although long-term interest rates have been slow to follow short-term interest rates higher - a market phenomenon that even Fed Chairman Alan Greenspan has called a "conundrum" - we continue to believe that rising long-term interest rates are the primary threat to investors in the high yield market.


How would you characterize the Portfolio's position at the close of the period?

We would characterize our position at period-end as increasingly defensive, with greater investment in floating rate securities, while still focused on maintaining the Portfolio's attractive yield. We also continue to be cautious and selective in adding new positions, and intend to maintain our use of leverage within a target range of 25% - 30%.


Kevin J. Booth
Vice President and Portfolio Manager


March 29, 2005



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Portfolio Information


As of February 28, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

Wellman, Inc. First Lien Term Loan, due
   2/10/2009                                      2.3%
Charter Communications Operating LLC
   Tranche B Term Loan, due 4/07/2011             2.3
Sealy Mattress Co. Term Loan Unsecured,
   due 4/06/2013                                  1.8
TransWestern Publishing Co., LLC First Lien
   Tranche B Term Loan, due 2/25/2011             1.5
Goodyear Tire & Rubber Tranche B Term Loan,
   due 3/31/2006                                  1.4
Century Cable Holdings LLC Term Loan, due
   6/30/2009                                      1.4
Insight Midwest Holdings, LLC Term Loan B,
   due 12/31/2009                                 1.2
Waste Services, Inc. Tranche B Term Loan,
   due 3/31/2011                                  1.1
Olympus Cable Holdings, LLC Term Loan B,
   due 9/30/2010                                  1.1
Polymer Group, Inc. First Lien Term Loan,
   due 4/01/2010                                  1.1


                                               Percent of
Five Largest Industries*                       Net Assets

Chemicals                                        22.4%
Cable--U.S.                                      16.4
Manufacturing                                     7.5
Paper                                             7.2
Packaging                                         7.0

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

BB/Ba                                            17.1%
B/B                                              68.5
CCC/Caa                                           8.4
CC/Ca                                             0.3
NR (Not Rated)                                    3.0
Other*                                            2.7

* Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term investments.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments                                                                                   (in U.S. dollars)
                               Face
Industry*                    Amount    Corporate Debt Obligations                                                  Value
Aerospace &              $  400,000    K&F Acquisition, Inc., 7.75% due 11/15/2014 (i)                        $     405,000
Defense--2.6%                          Titan Corp.:
                          1,000,000        8% due 5/15/2011                                                       1,075,000
                          2,977,099        Term Loan B, due 6/30/2009 (a)                                         3,019,431
                          4,510,000    Vought Aircraft Industries, Inc., 8% due 7/15/2011                         4,555,100
                                                                                                              -------------
                                                                                                                  9,054,531

Airlines--0.2%              900,000    Evergreen International Aviation, Inc., 12% due 5/15/2010                    738,000

Automotive--6.1%          7,550,000    Advanced Accessory Systems LLC, 10.75% due 6/15/2011                       6,983,750
                          1,975,000    Cooper Standard Auto, 8.375% due 12/15/2014 (i)                            1,866,375
                          1,350,000    Delco Remy International, Inc., 6.66% due 4/15/2009 (f)                    1,377,000
                          5,000,000    Goodyear Tire & Rubber Tranche B Term Loan, due 3/31/2006 (a)              5,062,500
                                       Metaldyne Corp.:
                          1,800,000        11% due 6/15/2012                                                      1,575,000
                          2,000,000        Term Loan D, due 12/31/2009 (a)                                        2,019,500
                                       Tenneco Automotive, Inc.:
                            475,000        Series B, 10.25% due 7/15/2013                                           558,125
                          1,092,618        Term Loan B, due 12/12/2010 (a)                                        1,114,015
                            557,382        Tranche B-1 Credit Linked, due 12/12/2010 (a)                            568,297
                                       Venture Holdings Co. LLC (c):
                            700,000        12% due 6/01/2009                                                              0
                          3,325,000        Series B, 9.50% due 7/01/2005                                             66,500
                                                                                                              -------------
                                                                                                                 21,191,062

Broadcasting--0.8%        3,000,000    Granite Broadcasting Corp., 9.75% due 12/01/2010                           2,872,500

Cable--                   4,650,000    Kabel Deutschland GmbH, 10.625% due 7/01/2014 (i)                          5,347,500
International--2.6%                    NTL Cable Plc (i):
                          2,350,000        7.66% due 10/15/2012 (f)                                               2,423,438
                            350,000        8.75% due 4/15/2014                                                      398,125
                                       Telewest Communications Networks, Ltd. (a):
                            566,667        Term Loan B, due 11/30/2012                                              574,104
                            433,333        Term Loan C, due 11/30/2013                                              439,382
                                                                                                              -------------
                                                                                                                  9,182,549

Cable--U.S.--16.3%        1,800,000    CSC Holdings, Inc., 7.25% due 7/15/2008                                    1,919,250
                                       Century Cable Holdings LLC (a):
                          3,000,000        Discretionary Term Loan, due 12/31/2009                                2,988,750
                          5,000,000        Term Loan, due 6/30/2009                                               4,983,480
                                       Charter Communications Holdings LLC:
                          1,750,000        10% due 4/01/2009                                                      1,483,125
                          1,000,000        11.75% due 1/15/2010                                                     902,500
                          2,000,000        11.125% due 1/15/2011                                                  1,710,000
                          1,500,000        9.92% due 4/01/2011                                                    1,222,500
                          1,000,000        10% due 5/15/2011                                                        817,500
                          7,960,000    Charter Communications Operating LLC Tranche B Term Loan, due
                                       4/07/2011 (a)                                                              7,997,149
                                       Inmarsat Facility (a):
                          2,292,136        Term Loan B, due 1/08/2011                                             2,304,415
                          2,297,523        Term Loan C, due 1/08/2012                                             2,317,955
                          3,960,000    Insight Midwest Holdings, LLC Term Loan B, due 12/31/2009 (a)              4,034,250
                                       Intelsat Bermuda Ltd. (i):
                          1,925,000        7.794% due 1/15/2012 (f)                                               1,977,937
                          1,675,000        8.25% due 1/15/2013                                                    1,754,563
                          2,400,000        8.625% due 1/15/2015                                                   2,562,000
                          2,328,240    Mallard Cablevision LLC & Sun Tel Communications Term Loan B, due
                                       9/30/2008 (a)(c)                                                               4,656
                          1,400,000    Mediacom Broadband LLC, 11% due 7/15/2013                                  1,548,750
                          1,675,000    Mediacom LLC, 9.50% due 1/15/2013                                          1,746,188
                                       New Skies Satellites NV:
                          1,550,000        7.438% due 11/01/2011 (i)                                              1,625,563
                          2,450,000        9.125% due 11/01/2012 (i)                                              2,548,000
                            806,870        Term Loan, due 5/04/2011 (a)                                             815,269


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                               Face
Industry*                    Amount    Corporate Debt Obligations                                                  Value
Cable--U.S.              $4,000,000    Olympus Cable Holdings, LLC Term Loan B, due 9/30/2010 (a)             $   3,983,752
(concluded)               5,250,000    Rainbow National Services LLC, 8.75% due 9/01/2012 (i)                     5,985,000
                                                                                                              -------------
                                                                                                                 57,232,552

Chemicals--21.8%          1,350,000    ArCo Chemical Co., 9.80% due 2/01/2020                                     1,566,000
                            555,000    BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (i)                 641,025
                          2,641,151    CII Carbon, LLC Term Loan, due 6/25/2008 (a)                               2,616,390
                          2,600,000    Celanese Holdings, LLC Term Loan B, due 4/06/2011 (a)                      2,655,250
                          2,250,000    Compass Minerals International, Inc. Series B, 12%** due 6/01/2013         1,890,000
                                       Crompton Corp.:
                          3,900,000        8.71% due 8/01/2010 (f)                                                4,231,500
                          3,000,000        9.875% due 8/01/2012                                                   3,390,000
                          4,744,000    GEO Speciality Chemicals, Inc., 11.064% due 12/31/2009 (g)                 5,064,220
                                       Huntsman International LLC:
                          1,000,000        9.875% due 3/01/2009                                                   1,102,500
                          1,219,000        10.125% due 7/01/2009                                                  1,281,474
                          1,913,962        Term Loan B, due 12/31/2010 (a)                                        1,950,805
                          1,750,000    ISP Holdings, Inc. Series B, 10.625% due 12/15/2009                        1,907,500
                                       Invista B.V.:
                          3,000,000        9.25% due 5/01/2012 (i)                                                3,367,500
                          1,682,206        New Tranche B-1 Term Loan, due 4/29/2011 (a)                           1,710,593
                            758,971        New Tranche B-2 Term Loan, due 4/29/2011 (a)                             771,778
                          2,500,000    Koppers, Inc., 9.875% due 10/15/2013                                       2,850,000
                          1,650,000    Lyondell Chemical Co., 11.125% due 7/15/2012                               1,947,000
                          1,200,000    Millennium America, Inc., 7.625% due 11/15/2026                            1,212,000
                          5,350,000    Omnova Solutions, Inc., 11.25% due 6/01/2010                               5,724,500
                          1,334,127    Pinnacle Polymers (Epsilon Products) Term Loan, due 12/15/2006 (a)         1,354,005
                          1,281,041    Pioneer Cos., Inc., 6.05% due 12/31/2006 (f)                               1,351,498
                          3,753,333    Polymer Group, Inc. First Lien Term Loan, due 4/01/2010 (a)                3,807,288
                          6,375,000    PolyOne Corp., 10.625% due 5/15/2010                                       7,267,500
                                       Rockwood Specialties Group, Inc.:
                          1,825,000        10.625% due 5/15/2011                                                  2,071,375
                            250,000        7.50% due 11/15/2014 (i)                                                 263,750
                          1,600,000        Tranche D Term Loan, due 12/10/2012 (a)                                1,627,429
                                       Terra Capital, Inc.:
                          2,500,000        12.875% due 10/15/2008                                                 3,062,500
                            832,000        11.50% due 6/01/2010                                                     969,280
                            361,000    United Agri Products, 8.25% due 12/15/2011 (i)                               389,880
                          8,000,000    Wellman, Inc. First Lien Term Loan, due 2/10/2009 (a)                      8,133,336
                                                                                                              -------------
                                                                                                                 76,177,876

Consumer--                6,000,000    Sealy Mattress Co. Term Loan Unsecured, due 4/06/2013 (a)                  6,190,002
Durables--2.8%                         Simmons Bedding Co.:
                            450,000        7.875% due 1/15/2014                                                     469,125
                          3,000,000        Term Loan, due 6/19/2012 (a)                                           3,056,250
                                                                                                              -------------
                                                                                                                  9,715,377

Consumer--                1,675,000    Chattem, Inc., 5.91% due 3/01/2010 (f)                                     1,708,500
Non-Durables--2.8%        1,500,000    Culligan International Co. Term Loan, due 9/30/2011 (a)                    1,525,625
                          1,000,000    General Binding Corp., 9.375% due 6/01/2008                                  990,000
                          1,975,000    Hines Nurseries, Inc., 10.25% due 10/01/2011                               2,157,687
                          2,125,000    North Atlantic Trading Co., 9.25% due 3/01/2012                            1,689,375
                            200,000    Riddell Bell Holdings, Inc., 8.375% due 10/01/2012 (i)                       207,000
                          1,485,000    Solo Cup Co. Term Loan, due 2/27/2011 (a)                                  1,515,165
                                                                                                              -------------
                                                                                                                  9,793,352

Diversified                 325,000    Houghton Mifflin Co., 9.875% due 2/01/2013                                   343,687
Media--1.9%               5,295,000    TransWestern Publishing Co., LLC First Lien Tranche B Term Loan,
                                       due 2/25/2011 (a)                                                          5,320,374
                                       Universal City Florida Holding Co. I/II (i):
                            700,000        7.493% due 5/01/2010 (f)                                                 733,250
                            175,000        8.375% due 5/01/2010                                                     184,188
                                                                                                              -------------
                                                                                                                  6,581,499


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                               Face
Industry*                    Amount    Corporate Debt Obligations                                                  Value
Energy--Exploration                    Quest Cherokee, LLC (a):
& Production--1.0%       $1,500,000        Revolving Credit, due 7/22/2009                                    $   1,447,500
                          1,773,333        Term Loan B, due 7/22/2010                                             1,777,767
                            222,222        Term Loan C, due 12/31/2008                                              222,778
                                                                                                              -------------
                                                                                                                  3,448,045

Energy--                               Dresser, Inc.:
Other--5.4%               1,000,000        9.375% due 4/15/2011                                                   1,080,000
                            718,038        Term Loan C, due 4/10/2009 (a)                                           727,462
                          1,250,000        Term Loan Unsecured, due 2/25/2010 (a)                                 1,271,875
                          1,100,000    Dresser-Rand Group, Inc., 7.375% due 11/01/2014 (i)                        1,149,500
                          1,035,000    Energy Corp. of America Series A, 9.50% due 5/15/2007                      1,033,706
                          3,656,000    Giant Industries, Inc., 11% due 5/15/2012                                  4,240,960
                                       Regency Gas Services, LLC (a):
                          1,500,000        Second Lien Term Loan, due 12/01/2010                                  1,537,500
                          3,500,000        Term Loan, due 6/01/2010                                               3,565,625
                                       Star Gas Partners LP:
                          2,750,000        10.25% due 2/15/2013                                                   2,509,375
                          1,750,000        10.25% due 2/15/2013 (i)                                               1,596,875
                                                                                                              -------------
                                                                                                                 18,712,878

Financial--3.6%           2,650,000    Fairfax Financial Holdings Ltd., 7.75% due 4/26/2012                       2,769,250
                          4,000,000    Highland Legacy Ltd., 8.993% due 6/01/2011 (f)(i)                          3,240,000
                            500,000    Investcorp SA, 7.54% due 10/21/2008                                          507,155
                          1,000,000    Pennant CBO Ltd., 13.43% due 3/14/2011 (i)                                   675,000
                          3,925,000    Refco Finance Holdings LLC, 9% due 8/01/2012 (i)                           4,278,250
                                       SKM-LibertyView CBO Ltd. Series 1A (c)(i):
                          1,500,000        Class C1, 8.71% due 4/10/2011                                            900,000
                          1,000,000        Class D, 11.91% due 4/10/2011                                             80,000
                                                                                                              -------------
                                                                                                                 12,449,655

Food & Drug--0.2%           850,000    Duane Reade Inc., 7.01% due 12/15/2010 (f)(i)                                850,000

Food/Tobacco--3.9%                     Commonwealth Brands, Inc. (i):
                          2,250,000        9.75% due 4/15/2008                                                    2,407,500
                          2,825,000        10.625% due 9/01/2008                                                  3,008,625
                          1,800,000    Dole Food Co., Inc., 8.875% due 3/15/2011                                  1,948,500
                          1,793,219    Dr. Pepper/Seven Up Bottling Group, Inc. Tranche B Term Loan,
                                       due 12/19/2010 (a)                                                         1,827,290
                          1,442,000    Gold Kist Inc., 10.25% due 3/15/2014                                       1,679,930
                          1,000,000    Merisant Co., 9.50% due 7/15/2013 (i)                                        885,000
                          1,820,000    Pierre Foods, Inc. Term Loan B, due 6/30/2010 (a)                          1,843,509
                                                                                                              -------------
                                                                                                                 13,600,354

Gaming--1.1%              2,000,000    Jacobs Entertainment, Inc., 11.875% due 2/01/2009                          2,240,000
                            925,000    Majestic Star Casino LLC, 9.50% due 10/15/2010                               979,344
                            675,000    Penn National Gaming, Inc., 6.75% due 3/01/2015 (i)                          688,500
                                                                                                              -------------
                                                                                                                  3,907,844

Health Care--4.6%         3,000,000    CDRV Investors, Inc., 9.75%** due 1/01/2015 (i)                            1,860,000
                                       Elan Finance Plc (i):
                          2,325,000        6.49% due 11/15/2011 (f)                                               2,022,750
                          1,650,000        7.75% due 11/15/2011                                                   1,468,500
                          1,708,405    Medpointe Capital Partners, LLC Tranche B Term Loan, due 9/30/2008 (a)     1,716,947
                          1,744,318    Orthofix International NV Term Loan B, due 12/15/2008 (a)                  1,769,393
                          3,000,000    Tenet Healthcare Corp., 7.375% due 2/01/2013                               2,842,500
                                       VWR International, Inc.:
                            700,000        8% due 4/15/2014                                                         728,000
                          3,661,334        Tranche B Dollar Term Loan, due 4/07/2011 (a)                          3,730,441
                                                                                                              -------------
                                                                                                                 16,138,531


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                               Face
Industry*                    Amount    Corporate Debt Obligations                                                  Value
Housing--3.7%            $  226,860    Formica Holdings Corp., 7.87% due 6/10/2011                            $     215,517
                          2,300,000    General Growth Properties, Inc. Tranche B Term Loan, due
                                       11/12/2008 (a)                                                             2,338,550
                                       Goodman Global Holding Co., Inc. (i):
                            500,000        5.76% due 6/15/2012 (f)                                                  512,500
                          1,750,000        7.875% due 12/15/2012                                                  1,710,625
                          3,318,750    Headwaters, Inc. Term Loan B, due 4/30/2011 (a)                            3,367,147
                          2,000,000    LNR Property Corp. Tranche B Term Loan, due 2/03/2008 (a)                  2,031,666
                          2,000,000    Lone Star Industries, 8.85% due 6/15/2005 (i)                              2,016,126
                            700,000    US Concrete, Inc., 8.375% due 4/01/2014                                      735,000
                                                                                                              -------------
                                                                                                                 12,927,131

Information               3,100,000    Amkor Technology, Inc., 9.25% due 2/15/2008                                3,038,000
Technology--3.2%          2,450,000    Freescale Semiconductor, Inc., 5.41% due 7/15/2009 (f)                     2,557,187
                          1,375,000    MagnaChip SemiConductor SA, 5.78% due 12/15/2011 (f)(i)                    1,416,250
                            500,000    TTI Holding Corp., 8.875% due 3/01/2013 (i)                                  516,250
                          3,778,125    VUTEK Inc. Term Loan, due 6/25/2010 (a)                                    3,797,016
                                                                                                              -------------
                                                                                                                 11,324,703

Leisure--4.0%             6,000,000    Felcor Lodging LP, 6.874% due 6/01/2011 (f)                                6,367,500
                            274,000    Host Marriott Corp. Series B, 7.875% due 8/01/2008                           281,535
                          2,000,000    True Temper Sports, Inc., 8.375% due 9/15/2011                             1,925,000
                                       Wyndham International, Inc. (a):
                          4,458,489        Term Loan I, due 6/30/2006                                             4,484,031
                            905,180        Term Loan II, due 4/01/2006                                              909,140
                                                                                                              -------------
                                                                                                                 13,967,206

Manufacturing--7.5%         275,000    Aearo Co., 8.25% due 4/15/2012                                               288,750
                          3,000,000    Communications & Power Industries, Inc., 8% due 2/01/2012                  3,131,250
                          3,057,865    EaglePicher Holdings, Inc. Tranche B Term Loan, due 8/07/2009 (a)          3,052,768
                          2,250,000    EaglePicher Industries, Inc., 9.75% due 9/01/2013                          1,845,000
                          3,750,000    High Voltage Engineering Corp. Term Loan A, due 7/31/2006 (a)              3,731,250
                          4,942,893    Invensys International Holdings Ltd. First Lien Term Loan, due
                                       9/04/2009 (a)                                                              5,032,483
                          2,825,000    Invensys Plc, 9.875% due 3/15/2011 (i)                                     3,051,000
                          3,500,000    Metokote Corp. Second Lien Term Loan, due 2/13/2011 (a)                    3,570,000
                            300,000    NMHG Holding Co., 10% due 5/15/2009                                          331,500
                            250,000    NSP Holdings LLC, 11.75% due 1/01/2012 (i)                                   260,000
                          2,000,000    Propex Fabrics, Inc., 10% due 12/01/2012 (i)                               2,020,000
                                                                                                              -------------
                                                                                                                 26,314,001

Metal--                     500,000    IMCO Recycling Escrow, Inc., 9% due 11/15/2014 (i)                           525,000
Other--1.8%               5,375,000    Massey Energy Co., 6.95% due 3/01/2007                                     5,616,875
                                                                                                              -------------
                                                                                                                  6,141,875

Packaging--7.0%           5,200,000    Anchor Glass Container Corp., 11% due 2/15/2013                            5,369,000
                          1,900,000    Consolidated Container Co. LLC, 10.75%** due 6/15/2009                     1,662,500
                          2,300,000    Crown European Holdings SA, 10.875% due 3/01/2013                          2,731,250
                          3,631,029    Owens-Illinois Group Inc. French Tranche C-1 Term Loan, due
                                       4/01/2008 (a)                                                              3,699,110
                          3,300,000    Pliant Corp., 13% due 6/01/2010                                            3,225,750
                            650,000    Tekni-Plex, Inc., 8.75% due 11/15/2013 (i)                                   637,000
                          5,550,000    US Can Corp., 10.875% due 7/15/2010                                        5,994,000
                          1,250,000    Wise Metals Group LLC, 10.25% due 5/15/2012                                1,275,000
                                                                                                              -------------
                                                                                                                 24,593,610

Paper--7.2%               3,275,000    Abitibi-Consolidated, Inc., 5.99% due 6/15/2011 (f)                        3,373,250
                          2,975,000    Ainsworth Lumber Co. Ltd., 6.30% due 10/01/2010 (f)(i)                     3,064,250
                            718,591    Boise Cascade Holdings, LLC Tranche B Term Loan, due 10/28/2011 (a)          732,649
                                       Boise Cascade LLC (i):
                            250,000        5.535% due 10/15/2012 (f)                                                258,125
                            350,000        7.125% due 10/15/2014                                                    370,125
                          4,625,000    Bowater, Inc., 5.49% due 3/15/2010 (f)                                     4,775,312
                          4,325,000    Georgia-Pacific Corp., 9.375% due 2/01/2013                                5,000,781
                            625,000    Graphic Packaging International Corp., 9.50% due 8/15/2013                   707,812
                          3,150,000    JSG Funding Plc, 7.75% due 4/01/2015 (i)                                   3,150,000


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                               Face
Industry*                    Amount    Corporate Debt Obligations                                                  Value
Paper                                  SP Newsprint Co. (a):
(concluded)              $  966,667        Tranche B L/C, due 1/09/2010                                       $     978,750
                            518,333        Tranche B Term Loan, due 1/09/2010                                       529,348
                            800,000    Smurfit-Stone Container Enterprises, Inc., 8.375% due 7/01/2012              866,000
                          1,500,000    Tembec Industries, Inc., 8.625% due 6/30/2009                              1,503,750
                                                                                                              -------------
                                                                                                                 25,310,152

Retail--0.1%                306,789    General Nutrition Centers, Inc. Tranche B Term Loan, due
                                       12/05/2009 (a)                                                               311,391

Services--6.7%                         Allied Waste North America:
                            720,000        7.875% due 4/15/2013                                                     752,400
                          3,125,000        Series B, 7.375% due 4/15/2014                                         3,000,000
                          1,963,062    Allied Waste North America, Inc. Tranche D Term Loan, due 1/15/2010 (a)    1,968,584
                          1,600,000    Corrections Corp. of America, 9.875% due 5/01/2009                         1,762,000
                            250,000    Great Lakes Dredge & Dock Corp., 7.75% due 12/15/2013                        225,000
                          1,000,000    HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (i)               1,016,250
                          3,000,000    MSW Energy Holdings LLC, 8.50% due 9/01/2010                               3,270,000
                                       United Rentals, Inc. (a):
                          1,654,167        Term Loan, due 2/14/2011                                               1,684,148
                            333,333        Tranche B, Credit-Linked Deposit, due 2/14/2011                          338,646
                          5,450,000    United Rentals North America, Inc., 7.75% due 11/15/2013 (i)               5,463,625
                          3,970,000    Waste Services, Inc. Tranche B Term Loan, due 3/31/2011 (a)                4,007,219
                                                                                                              -------------
                                                                                                                 23,487,872

Telecommunications--      2,045,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014                                2,114,019
4.8%                      2,185,333    Consolidated Communications, Inc. Term Loan C, due 10/14/2011 (a)          2,207,187
                          4,000,000    Qwest Communications International, 6.294% due 2/15/2009 (f)(i)            4,080,000
                                       Time Warner Telecom Holdings, Inc.:
                          3,500,000        6.794% due 2/15/2011 (f)                                               3,631,250
                          2,000,000        9.25% due 2/15/2014 (i)                                                2,060,000
                          2,500,000    Time Warner Telecom, Inc., 9.75% due 7/15/2008                             2,556,250
                                                                                                              -------------
                                                                                                                 16,648,706

Transportation--0.4%      1,325,000    Laidlaw International, Inc., 10.75% due 6/15/2011                          1,518,781

Utilities--6.2%           1,461,000    The AES Corp., 8.50% due 11/01/2007                                        1,482,915
                                       Calpine Corp.:
                          1,300,000        8.50% due 2/15/2011                                                      923,000
                          3,940,000        Second Lien Term Loan, due 7/15/2007 (a)                               3,525,480
                                       El Paso Corp. (a):
                            750,000        Deposit Account, due 11/23/2009                                          762,950
                          1,245,000        Term Loan, due 11/23/2009                                              1,268,344
                          3,900,000    Mission Energy Holding Co., 13.50% due 7/15/2008                           4,875,000
                          2,000,000    Northwest Pipeline Corp., 6.625% due 12/01/2007                            2,102,500
                                       Sierra Pacific Resources:
                          2,100,000        8.75% due 5/15/2005                                                    2,120,654
                          2,750,000        8.625% due 3/15/2014                                                   3,038,750
                            788,000    TNP Enterprises, Inc. Term Loan, due 12/31/2006 (a)                          798,835
                            725,000    Williams Cos., Inc., 8.625% due 6/01/2010                                    792,063
                                                                                                              -------------
                                                                                                                 21,690,491

Wireless                    739,000    American Tower Corp., 9.375% due 2/01/2009                                   775,950
Communications--          2,970,000    Centennial Cellular Operating Co. Term Loan, due 2/09/2011 (a)             3,021,975
6.5%                      5,000,000    Crown Castle International Corp., 7.50% due 12/01/2013                     5,425,000
                                       Dobson Cellular Systems (i):
                          2,200,000        7.493% due 11/01/2011 (f)                                              2,321,000
                          1,000,000        8.375% due 11/01/2011                                                  1,065,000
                            500,000    Horizon PCS, Inc., 11.375% due 7/15/2012 (i)                                 572,500
                          1,000,000    Rural Cellular Corp., 6.99% due 3/15/2010 (f)                              1,050,000
                          3,482,500    SBA Senior Finance, Inc. Tranche C Term Loan, due 10/31/2008 (a)           3,537,638
                          3,700,000    Spectrasite, Inc., 8.25% due 5/15/2010                                     3,977,500
                            800,000    US Unwired, Inc., 6.74% due 6/15/2010 (f)                                    836,000
                                                                                                              -------------
                                                                                                                 22,582,563

                                       Total Investments in Corporate Debt Obligations
                                       (Cost--$469,664,636)--136.8%                                             478,465,087


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                             Shares
Industry*                      Held    Common Stocks                                                               Value
Cable--                     323,906    Telewest Global, Inc. (e)                                              $   5,405,991
International--1.6%

Chemicals--0.6%             142,466    GEO Specialty Chemicals, Inc. (e)                                          2,136,990

Leisure--0.2%                41,866    Lodgian, Inc. (e)                                                            502,392

Manufacturing--0.0%          62,580    High Voltage Engineering Corp. (e)                                            93,870

Telecommunications--         32,057    IDT Corp. Class B (e)                                                        491,113
0.1%

                                       Total Investments in Common Stocks
                                       (Cost--$12,584,020)--2.5%                                                  8,630,356


                                       Preferred Stocks
Cable--U.S.--0.0%             2,500    Adelphia Communications Corp. Series B (e)                                     7,500

                                       Total Investments in Preferred Stocks
                                       (Cost--$225,000)--0.0%                                                         7,500


                                       Warrants (h)
Paper--0.0%                   3,500    MDP Acquisitions Plc (expires 10/01/2013)                                     35,000

Wireless                        600    American Tower Corp. (expires 8/01/2008)                                     140,400
Communications--0.0%

                                       Total Investments in Warrants
                                       (Cost--$39,036)--0.0%                                                        175,400


               Beneficial Interest/
                        Shares Held    Other Interests (d)
Automotive               $4,130,972    Cambridge Industries, Inc. (Litigation Trust Certificates)                    41,310
Equipment--0.0%

Gaming--0.1%                 27,112    Peninsula Gaming LLC (Convertible Membership Interest)                       162,670

Health                   $   10,284    MEDIQ Incorporated (Preferred Stock Escrow due 2/01/2006)                          0
Services--0.0%

Telecommunications--0.0% $2,750,000    WilTel Communications Group, Inc. (Litigation Trust Certificates)                 28

                                       Total Investments in Other Interests
                                       (Cost--$163,493)--0.1%                                                       204,008


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

                         Beneficial
                           Interest    Short-Term Securities                                                       Value
                      $   4,343,454    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)            $   4,343,454

                                       Total Investments in Short-Term Securities
                                       (Cost--$4,343,454)--1.2%                                                   4,343,454

Total Investments (Cost--$487,019,639***)--140.6%                                                               491,825,805
Liabilities in Excess of Other Assets--(40.6%)                                                                (142,034,894)
                                                                                                              -------------
Net Assets--100.0%                                                                                            $ 349,790,911
                                                                                                              =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Breakdown is a percent of net assets. These industry classifications are unaudited.

 ** Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  486,645,383
                                                     ==============
    Gross unrealized appreciation                    $   23,231,395
    Gross unrealized depreciation                      (18,050,973)
                                                     --------------
    Net unrealized appreciation                      $    5,180,422
                                                     ==============

(a) Floating Rate Corporate Debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London InterBank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate. Floating rate corporate debt represents
    48.0% of the Fund's net assets.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net          Interest
    Affiliate                               Activity        Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I             $(476,492)       $34,395

(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(e) Non-income producing security.

(f) Floating rate note.

(g) Convertible security.

(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Statement of Assets, Liabilities and Capital

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$482,676,185)                 $   487,482,351
           Investments in affiliated securities, at value (identified cost--$4,343,454)                           4,343,454
           Cash                                                                                                     398,827
           Receivables:
               Interest (including $1,470 from affiliates)                                $     7,238,604
               Securities sold                                                                  1,616,591
               Principal paydowns                                                                 195,148
               Commitment fees                                                                      5,532         9,055,875
                                                                                          ---------------
           Unfunded loan commitment                                                                                   7,203
           Prepaid expenses                                                                                           3,328
                                                                                                            ---------------
           Total assets                                                                                         501,291,038
                                                                                                            ---------------

Liabilities

           Loans                                                                                                147,500,000
           Payables:
               Securities purchased                                                             3,205,000
               Dividends to shareholders                                                          195,308
               Investment adviser                                                                 149,782
               Interest on loans                                                                   45,986
               Other affiliates                                                                     3,035
               Commitment fees                                                                      2,803         3,601,914
                                                                                          ---------------
           Deferred income                                                                                           21,400
           Accrued expenses and other liabilities                                                                   376,813
                                                                                                            ---------------
           Total liabilities                                                                                    151,500,127
                                                                                                            ---------------

Net Assets

           Net Assets                                                                                       $   349,790,911
                                                                                                            ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (55,740,573 shares issued and outstanding)                                                       $     5,574,057
           Paid-in capital in excess of par                                                                     492,167,658
           Undistributed investment income--net                                           $     3,094,503
           Accumulated realized capital losses--net                                         (155,858,676)
           Unrealized appreciation--net                                                         4,813,369
                                                                                          ---------------
           Total accumulated losses--net                                                                      (147,950,804)
                                                                                                            ---------------
           Total capital--Equivalent to $6.28 net asset value per share of Common Stock
           (market price--$6.21)                                                                            $   349,790,911
                                                                                                            ===============

           See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Statement of Operations

For the Year Ended February 28, 2005
Investment Income

           Interest (including $34,395 from affiliates)                                                     $    36,950,349
           Dividends                                                                                                445,679
           Facility and other fees                                                                                  108,573
                                                                                                            ---------------
           Total income                                                                                          37,504,601
                                                                                                            ---------------

Expenses

           Loan interest expense                                                          $     2,655,334
           Investment advisory fees                                                             2,398,119
           Borrowing costs                                                                        170,021
           Accounting services                                                                    124,572
           Professional fees                                                                      122,671
           Transfer agent fees                                                                     70,342
           Printing and shareholder reports                                                        52,290
           Directors' fees and expenses                                                            45,787
           Listing fees                                                                            45,278
           Custodian fees                                                                          37,431
           Pricing services                                                                        19,994
           Other                                                                                   32,318
                                                                                          ---------------
           Total expenses                                                                                         5,774,157
                                                                                                            ---------------
           Investment income--net                                                                                31,730,444
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 2,628,395
               Foreign currency transactions--net                                                 (8,475)         2,619,920
                                                                                          ---------------
           Change in unrealized appreciation (depreciation) on:
               Investments--net                                                                 5,903,069
               Unfunded corporate loans--net                                                        7,203
               Foreign currency transactions--net                                                      12         5,910,284
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                8,530,204
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    40,260,648
                                                                                                            ===============

           See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Statements of Changes in Net Assets
                                                                                              For the           For the
                                                                                             Year Ended        Year Ended
                                                                                            February 28,      February 29,
Increase (Decrease) in Net Assets:                                                              2005              2004
Operations

           Investment income--net                                                         $    31,730,444   $    34,591,358
           Realized gain (loss)--net                                                            2,619,920      (24,537,705)
           Change in unrealized appreciation (depreciation)--net                                5,910,284        96,591,178
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                40,260,648       106,644,831
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Dividends to shareholders from investment income--net                             (30,760,697)      (35,624,986)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends                                                                              341,044         3,507,088
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from capital share transactions                   341,044         3,507,088
                                                                                          ---------------   ---------------

Net Assets

           Total increasein net assets                                                          9,840,995        74,526,933
           Beginning of year                                                                  339,949,916       265,422,983
                                                                                          ---------------   ---------------
           End of year*                                                                   $   349,790,911   $   339,949,916
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     3,094,503   $     2,179,243
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Statement of Cash Flows

For the Year Ended February 28, 2005
Cash Provided by Operating Activities

           Net increase in net assets resulting from operations                                             $    40,260,648
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Decrease in receivables                                                                              171,856
               Increase in other assets                                                                               (373)
               Increase in other liabilities                                                                        364,891
               Realized and unrealized gain--net                                                                (8,530,204)
               Realized loss on foreign currency transactions--net                                                  (8,475)
               Amortization of premium and discount--net                                                        (1,702,709)
               Proceeds from sales and paydowns of long-term investments                                        263,066,365
               Proceeds on other investment related transactions                                                    644,173
               Purchases of long-term investments                                                             (279,450,584)
               Proceeds from sales and maturities of short-term investments--net                                    476,492
                                                                                                            ---------------
           Net cash provided by operating activities                                                             15,292,080
                                                                                                            ===============

Cash Used for Financing Activities

           Cash receipts from borrowings                                                                        191,193,000
           Cash payments on borrowings                                                                        (175,990,000)
           Dividends paid to shareholders                                                                      (30,224,345)
                                                                                                            ---------------
           Net cash used for financing activities                                                              (15,021,345)
                                                                                                            ===============

Cash

           Net increase in cash                                                                                     270,735
           Cash at beginning of year                                                                                128,092
                                                                                                            ---------------
           Cash at end of year                                                                              $       398,827
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $     2,631,801
                                                                                                            ===============

Non-Cash Financing Activities

           Capital shares issued on reinvestment of dividends paid to shareholders                          $       341,044
                                                                                                            ===============

           See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Financial Highlights
                                                               For the       For the
                                                              Year Ended    Year Ended
The following per share data and ratios have been derived    February 28,  February 29,  For the Year Ended February 28,
from information provided in the financial statements.           2005          2004        2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                $     6.10   $     4.82   $     5.40   $     6.63   $     7.54
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .57          .62          .63          .70          .82
           Realized and unrealized gain (loss)--net                 .16         1.30        (.59)       (1.22)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .73         1.92          .04        (.52)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.55)        (.64)        (.62)        (.71)        (.84)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.28   $     6.10   $     4.82   $     5.40   $     6.63
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $     6.21   $     6.11   $     5.45   $     5.89   $     6.64
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    12.88%       41.49%        1.18%      (8.03%)         .28%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                       11.44%       25.34%        4.88%         .16%       15.39%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding interest expense                    .91%         .90%         .97%         .95%         .90%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.69%        1.42%        1.78%        2.46%        3.59%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 9.28%       11.23%       12.75%       11.83%       11.92%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Amount of borrowings, end of year
           (in thousands)                                    $  147,500   $  132,297   $  104,600   $  127,600   $  141,200
                                                             ==========   ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding
           during the year (in thousands)                    $  137,934   $  112,037   $  110,348   $  128,203   $  146,163
                                                             ==========   ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding
           per share during the year**                       $     2.48   $     2.02   $     2.02   $     2.37   $     2.71
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  349,791   $  339,950   $  265,423   $  293,988   $  357,345
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    54.18%       63.78%       74.70%       47.93%       30.15%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower.
The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,699 has been reclassified between undistributed net investment income and paid-in capital in excess of par, $278,414 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, and $51,788 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions, the expiration of capital loss carryforwards, the reclassification of proceeds on sales of securities in default and amortization methods for premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended February 28, 2005, the Fund reimbursed FAM $7,401 for certain accounting services.

In addition, MLPF&S received $2,406 in commissions on the execution of portfolio security transactions for the Fund for the year ended February 28, 2005.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended February 28, 2005 were $276,907,931 and $256,256,224, respectively.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


Shares issued and outstanding during the years ended February 28, 2005 and February 29, 2004 increased by 55,635 and 614,404, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of February 28, 2005, the Fund had unfunded loan commitments of approximately $1,000,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:


                                            Unfunded
                                          Commitment
Borrower                              (in thousands)

Quest Cherokee LLC                            $1,000


6. Short-Term Borrowings:
The Fund has entered into a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The credit facility has a maximum limit of $163,500,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 1.93% and the average borrowing was approximately $137,934,000 for the year ended February 28, 2005.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.047000 per share on March 31, 2005 to shareholders of record on March 15, 2005.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004 was as follows:


                                       2/28/2005          2/29/2004

Distributions paid from:
   Ordinary income                 $  30,760,697      $  35,624,986
                                   -------------      -------------
Total taxable distributions        $  30,760,697      $  35,624,986
                                   =============      =============


As of February 28, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                 $      2,720,247
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                         2,720,247
Capital loss carryforward                            (150,707,056)*
Unrealized gains--net                                      36,005**
                                                   ----------------
Total accumulated losses--net                      $  (147,950,804)
                                                   ================

 * On February 28, 2005, the Fund had a net capital loss carryfor-ward of $150,707,056, of which $4,282,847 expires in 2007,
   $12,755,214 expires in 2008, $25,658,795 expires in 2009,
   $54,958,583 expires in 2010, $30,706,546 expires in 2011 and
   $22,345,071 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the book/tax differences in the accrual of income on securities in default, amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey

April 22, 2005



Fund Certification (unaudited)


On September 17, 2004, the Fund filed its Chief Executive Officer
Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange
Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by the federal securities laws.

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value
(such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date
(the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Officers and Directors

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)    Length of                                             Fund Complex   Directorships
                       Held with      Time                                                  Overseen by    Held by
Name, Address & Age    Fund           Served   Principal Occupation(s) During Past 5 Years  Director       Director
Interested Director

Robert C. Doll, Jr.*   President      2005 to  President of MLIM/FAM-advised funds since    114 Funds      None
P.O. Box 9011          and            present  2005; President of MLIM and FAM since        150 Portfolios
Princeton,             Director                2001; Co-Head (Americas Region) thereof
NJ 08543-9011                                  from 2000 to 2001 and Senior Vice President
Age: 50                                        from 1999 to 2001; President and Director
                                               of Princeton Services, Inc. (Princeton
                                               Services) since 2001; President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               since 2001; Chief Investment Officer of
                                               Oppenheimer Funds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes       Director       1993 to  Professor Emeritus of Finance, School of     48 Funds       None
P.O. Box 9095                         present  Business, State University of New York at    48 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 64                                        Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director       1993 to  Professor, Harvard Business School since     48 Funds       Newell
P.O. Box 9095                         present  1989; Associate Professor, J.L. Kellogg      48 Portfolios  Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                 (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 52                                        Professor, Graduate School of Business
                                               Administration, University of Michigan from
                                               1979 to 1985; Director, Harvard Business
                                               School of Publishing since 2005.


Jean Margo Reid        Director       2004 to  Self-employed consultant since 2001;         48 Funds       None
P.O. Box 9095                         present  Counsel of Alliance Capital Management       48 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of
Age: 59                                        Sanford C. Bernstein & Co., Inc.
                                               (investment adviser/broker-dealer) from
                                               1997 to 2000; Secretary, Sanford C.
                                               Bernstein Fund, Inc. from 1994 to 2000;
                                               Director and Secretary of SCB, Inc.
                                               since 1998; Director and Secretary of SCB
                                               Partners, Inc. since 2000; Director of
                                               Covenant House from 2001 to 2004.


Roscoe S. Suddarth     Director       2000 to  President of Middle East Institute from      48 Funds       None
P.O. Box 9095                         present  1995 to 2001; Foreign Service Officer,       48 Portfolios
Princeton,                                     United States Foreign Service from 1961 to
NJ 08543-9095                                  1995; Career Minister, from 1989 to 1995;
Age: 69                                        Deputy Inspector General, U.S. Department
                                               of State from 1991 to 1994; U.S. Ambassador
                                               to The Hashemite Kingdom of Jordan from
                                               1987 to 1990.


Richard R. West        Director       1993 to  Professor of Finance from 1984 to 1995,      48 Funds       Bowne & Co.,
P.O. Box 9095                         present  Dean from 1984 to 1993 and since 1995        48 Portfolios  Inc. (financial
Princeton,                                     Dean Emeritus of New York University Leonard                printers);
NJ 08543-9095                                  N. Stern School of Business Administration.                 Vornado Realty
Age: 67                                                                                                    Trust; (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Officers and Directors (concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)    Length of                                             Fund Complex   Directorships
                       Held with      Time                                                  Overseen by    Held by
Name, Address & Age    Fund           Served   Principal Occupation(s) During Past 5 Years  Director       Director
Independent Directors* (concluded)

Edward D. Zinbarg      Director       2000 to  Self-employed financial consultant since     48 Funds       None
P.O. Box 9095                         present  1994; Executive Vice President of The        48 Portfolios
Princeton,                                     Prudential Insurance Company of America
NJ 08543-9095                                  from 1988 to 1994; former Director of
Age: 70                                        Prudential Reinsurance Company and former
                                               Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                       Position(s)    Length of
                       Held with      Time
Name, Address & Age    Fund           Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice           1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President      present  1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and            and      and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011          Treasurer      1999 to  of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 44                               present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kevin J. Booth         Vice           2001 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011          President      present  from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 50


Jeffrey Hiller         Chief          2004 to  Chief Compliance Officer of the IQ Funds since 2004; Chief Compliance Officer
P.O. Box 9011          Compliance     present  of the MLIM/FAM-advised funds and First Vice President and Chief Compliance
Princeton,             Officer                 Officer of MLIM (Americas Region) since 2004; Global Director of Compliance
NJ 08543-9011                                  at Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 53                                        and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                               Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino    Secretary      2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                         present  1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                     FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
ARK


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Senior High Income Portfolio, Inc.
retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


SENIOR HIGH INCOME PORTFOLIO, INC., FEBRUARY 28, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and
(3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -     Fiscal Year Ending February 28, 2005 - $39,000
                     Fiscal Year Ending February 29, 2004 - $35,900

(b) Audit-Related Fees -
                     Fiscal Year Ending February 28, 2005 - $7,500 Fiscal Year Ending February 29, 2004 - $7,500

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -       Fiscal Year Ending February 28, 2005 - $5,700
                     Fiscal Year Ending February 29, 2004 - $5,200

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending February 28, 2005 - $0
                     Fiscal Year Ending February 29, 2004 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending February 28, 2005 - $11,046,527
    Fiscal Year Ending February 29, 2004 - $18,175,900

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Jean Margo Reid (as of August 20, 2004)
Kevin A. Ryan (retired as of December 31, 2004)
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -  Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Senior High Income Portfolio, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Senior High Income Portfolio, Inc.


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Senior High Income Portfolio, Inc.


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: April 22, 2005